FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
FINANCIAL INSTRUMENTS [abstract]
Disclosure of financial instruments

36.       FINANCIAL INSTRUMENTS

Fair value of financial instruments

The carrying values of the Group's cash and cash equivalents, time deposits with maturity more than three months, trade receivables, other current assets, short-term loans and borrowings, trade and accrued payables, and other payables and accrued liabilities approximated to their fair values at the reporting date due to the short maturity of these instruments.

The fair value of the Group's long term bank loans with floating interest rates approximated to the carrying amount as at December 31, 2020 and 2019.

The estimated fair value of the Group's long term guaranteed notes was approximately RMB136,996 million as at December 31, 2020 (2019: RMB154,407 million), which was determined by reference to the market price as at December 31, 2020.

Fair value hierarchy

The Group uses the following hierarchy that reflects the significance of the inputs used in making the fair value measurement:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities. Active markets are those in which transaction occur in sufficient frequency and volume to provide pricing information on an on-going basis.

Level 2: fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. The Group obtains information from sources of independent price publications, over-the-counter broker quotes and the fund management's quotations as at the reporting date.

Level 3: fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs), or where the observable data does not support the majority of the instruments fair value.

As at December 31, 2020 and December 31, 2019, the Group held the following financial instruments measured at fair value for each hierarchy respectively:

	December 31, 2020	Level 1	Level 2	Level 3
Assets measured at fair value
Other financial assets-current
Corporate wealth management products	61,662	-	61,662	-
Money market funds	-	-	-	-
Equity investments
Non-publicly traded investments – non current	1,176	-	-	1,176
Publicly traded investments – non current*	653	653	-	-
	63,491	653	61,662	1,176

	December 31, 2019	Level 1	Level 2	Level 3
Assets measured at fair value
Other financial assets-current
Corporate wealth management products	107,853	-	107,853	-
Money market funds	6,660	6,660	-	-
Equity investments
Non-publicly traded investments – non current	1,809	-	-	1,809
Publicly traded investments – non current*	1,127	1,127	-	-
	117,449	7,787	107,853	1,809

*              All gains and losses included in other comprehensive income related to financial assets at fair value through other comprehensive income held at the end of the reporting period are reported as fair value change on equity investments designated as at fair value through other comprehensive income.

Financial assets classified within Level 3 are made up of Kerogen Energy Fund invested by the Group. Significant unobservable inputs are used to determine the fair value of the financial assets. As observable prices are not available, the fair value of the financial assets is derived by using valuation techniques, mainly including embedded terms of the instrument, bid offer price as well as valuations based on net asset value using the discounted cash-flow of each project or asset, having applied an appropriate risk factor for the stage of development of the project. The significant unobservable inputs used in the fair value measurement include net asset value, price to net asset value.

No amounts have been transferred between the different levels of the fair value hierarchy for the year.